Exhibit 99.1

SOUTHFORD EQUITIES, INC

FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 AND 2019

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

www.bakertilly.cl

SantiagoChile
Father Mariano 272, of.
Providence 602
Phone: +56-2-23679450

REPORT OF THE INDEPENDENT AUDITORS

Shareholders and Directors
Arkavia Networks SpA.
Present
1/3

Opinion

In our opinion, except for the effects of the matter described in the preceding paragraph of *the "Basis for the Judgment with Caveats for the Year 2021",* the statements of financial position of Arkavia Networks SpA., as at 31 December 2021 and the statements of income, changes in equity and cash flows for the year ended 31 December 2021, reasonably present, in all material respects, the financial position of Arkavia Networks SpA., as of December 31, 2021 and the results of its operations and cash flows for the year ended December 31, 2021 in accordance with accounting principles generally accepted in the United States of America.

Report on the financial statements

We have audited the accompanying financial statements of Arkavia Networks SpA., comprising the statements of financial position as of December 31, 2021, and 2020 and the corresponding statements of income, changes in equity and cash flows for the years ended on those dates and the corresponding notes to the financial statements.

Basis for the abstention of opinion of the year 2020

We did not witness the physical stock count as of December 31, 2020, because that date was prior to our appointment as auditors of Arkavia Networks SpA., and we were unable to meet the stock quantities through other audit procedures. Inventory amounts as of December 31, 2020, determine net income and cash flows for the year ended to that date.

We did not obtain certification from financial institutions for the balances presented in financial liabilities as of December 31, 2020, and we were unable to satisfy ourselves with respect to financial debts through other audit procedures. The amounts of financial debts for THUSD 5,905 as of December 31, 2020, determine the relevant balances of liabilities and cash flows for the year ended December 31, 2020.

We were not appointed as auditors of the Arkavia Networks SpA., until after December 31, 2021, and therefore were unable to confirm or verify by alternative means the accounts receivable included in the statement of financial position totaling THUSD 2,638 as of December 31, 2020.

As a result of these matters, we were unable to determine whether any adjustments might have been necessary in relation to inventories, accounts receivable and financial liabilities accounted for or not accounted for and the items that make up the income statements, changes in equity and cash flows.

AUDITORÍA · CONSULTORÍA · ASESORÍAS TRIBUTARIAS

Baker Tilly Chile trading as Baker Tilly is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities.

F-2

bakertilly

Arkavia Networks SpA.
2/3

www.bakertilly.cl

Abstention from opinion on the financial statements for the year 2020

Due to the importance of the matters described in the preceding paragraph of the ***"Basis for Abstention from Opinion 2020",*** we have not been able to obtain sufficient and appropriate audit evidence to provide us with a basis for an audit opinion for the year ended December 31, 2020. Accordingly, we do not express an opinion on the financial statements completed on December 31, 2020.

Basis for the opinion with caveats of the year 2021

The Company has not recognized a staff vacation liability in its financial statements, as required in accordance with generally accepted accounting principles in the United States of America.

The information for the review of the income tax recorded in the financial statements by THUSD 72 has not been obtained and we could not be satisfied with respect to this value through other audit procedures.

As a result of these matters, we were unable to determine whether any adjustments might have been necessary in relation to the accounted or unaccounted holiday liability and income tax and they could affect the income statements, changes in equity and cash flows.

An audit involves performing procedures to obtain audit evidence on the amounts and disclosures in the financial statements. The procedures selected depend on the judgment of the auditor, including the assessment of the risks of significant misrepresentations of the financial statements, whether due to fraud or error. In conducting these risk assessments, the auditor considers internal control relevant to the preparation and reasonable presentation of the entity's financial statements in order to design audit procedures that are appropriate in the circumstances, but without the purpose of expressing an opinion on the effectiveness of the entity's internal control. Consequently, we do not express such an opinion. An audit also includes assessing the appropriateness of the accounting policies used and the reasonableness of the significant accounting estimates made by Management, as well as an assessment of the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide us with a basis for our audit opinion on the statements of financial position as of December 31, 2021, and the comprehensive statements of income, changes in equity and cash flows for the year ended December 31, 2021.

Management's responsibility for financial statements

Management is responsible for the reasonable preparation and presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America. This responsibility includes the design, implementation, and maintenance of internal control relevant to the preparation and reasonable presentation of financial statements that are exempt from significant misrepresentations, whether due to fraud or error.

AUDITORÍA · CONSULTORÍA · ASESORÍAS TRIBUTARIAS

Baker Tilly Chile trading as Baker Tilly is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities.

F-3

Arkavia Networks SpA.
3/3

www.bakertilly.cl

Responsibility of the auditor

Our responsibility is to express an opinion on these financial statements based on our audits. Except as expressed in the following paragraph ***"Basis for abstention from opinion of the year 2020",*** we carry out our audits in accordance with auditing standards generally accepted in Chile and International Standards on Auditing. Such standards require us to plan and perform our work in order to achieve a reasonable degree of assurance that the financial statements are free from material misrepresentations.

CLAUDIO SILVA MORALES **BAKER TILLY CHILE LTDA.**

Santiago, Chile, February 12, 2022.

We have served as auditors of the Company since 2021.

Baker Tilly Chile Auditores Consultores Ltda., trading as Baker Tilly Chile is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities.

AUDITORÍA · CONSULTORÍA · ASESORÍAS TRIBUTARIAS

Baker Tilly Chile trading as Baker Tilly is a member of the global network of Baker Tilly International Ltd., the members of which are separate and independent legal entities.

F-4

SOUTHFORD EQUITIES, INC

BALANCE SHEETS

	December 31,	December 31,
	2020	2019

ASSETS

Current Assets:
Cash and cash equivalents	$3,560,130	$195,884
Accounts receivable	$2,639,501	$2,207,450
Inventory	$1,089,966	$1,096,011
Other, Current Assets	$733,433	$779,375
Total Current Assets	8,023,030	4,278,719
Fixed Assets, Net	$646,171	$612,666
Intangible Assets, Net	2,955,552	1,954,061
Total Assets	$11,624,753	$6,845,446

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	1,502,332	1,137,323
Accrued Expenses	146,544	606,619
Current Portion of LT Debt	2,612,924	-
Total Current Liabilities	4,261,800	1,743,942
Note Payable	3,296,248	2,032,890
Total Liabilities	7,558,048	3,776,832

Commitments and Contingencies

Members’ equity	4,066,706	3,068,614

Total Liabilities and Members’ Equity	$11,624,753	$6,845,446

The accompanying footnotes are an integral part of these financial statements.

F-5

SOUTHFORD EQUITIES, INC

STATEMENTS OF OPERATIONS

	Years Ended
	December 31, 2020	December 31, 2019

Revenue:
MSSP Sales	$2,458,722	$2,323,803
Sales Delivery Equipment	$2,006,524	$3,685,651
Sales Consulting	$162,281	$69,125
Sales Delivery Services	$1,015,702	$956,291
Sales Delivery Licenses	$3,502,110	$4,415,637
Other	$20,303	$95,749
Total revenue	9,165,642	11,546,256

Cost of revenue	4,128,077	5,857,296

Gross profit	5,037,565	5,688,960

Operating expenses:
Salaries and benefits	1,850,259	2,136,851
Selling, general and administrative	2,136,320	2,761,848
Total operating expenses	3,986,579	4,898,699

Loss from operations	1,050,986	790,261

Other income:
Interest income	(2,455)	(15,247)
Other	(341,513)	(293,180)
Total other income	(343,968)	(308,427)

Net loss	$707,018	$481,834

	$707,018	$481,834

The accompanying notes are an integral part of these financial statements.

F-6

SOUTHFORD EQUITIES, INC

STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

	Members’
	Equity	Total

Balance at January 1, 2019	$2,586,779	$2,586,779

Net income	481,834	481,834
Balance as of December 31, 2019	$3,068,614	$3,068,614

Balance at January 1, 2020	$3,068,614	$3,068,614

Other	291,074	291,074
Net income	707,018	707,018
Balance as of December 31, 2020	$4,066,706	$4,066,706

The accompanying notes are an integral part of these financial statements.

F-7

SOUTHFORD EQUITIES, INC

STATEMENTS OF CASH FLOWS

	Years Ended
	December 31, 2020	December 31, 2019
Cash flows from operating activities:
Net Loss	$707,018	$481,834
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	-	-
Translation Adjustment	389,000	-
Stock based compensation - common stock	-	-
Depreciation	131,000	133,393
Loss on impairment of intangible assets	-	-
Changes in operating assets and liabilities:
Accounts receivable	(432,052)	265,757
Other current assets	51,280	-
Accounts payable	2,518,000	(1,085,752)

Net cash provided by operating activities	3,364,246	(204,768)

Cash flows from investing activities:

Purchases of property and equipment	-	-
Cash acquired in acquisition	-	-

Net cash used in investing activities	-	-

Cash flows from financing activities:
Proceeds from line of credit	-
Distributions to members	-	-
Payments on loan payable	-	-
Payments on line of credit	-	-

Net cash used in financing activities	-	-

Net increase (decrease) in cash and cash equivalents	3,364,246	(204,768)

Cash and cash equivalents - beginning of period	195,884	400,651

Cash and cash equivalents - end of period	$3,560,130	$195,883

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-

The accompanying notes are an integral part of these financial statements.

F-8

SOUTHFORD EQUITIES, INC

NOTES TO FINANCIAL STATEMENTS

Note 1 – organization and business operations

Corporate History

Southford Equities, Inc (“Arkavia” or the “Company”) was formed in January 2010 as a British Virgin Islands based company. The Company’s principal offices are located in Santiago, Chile.

Business Overview

The Company is a a cybersecurity service company that specializes in solving their customers problems with the best technological alternatives and their recognized IT Engineering services. The Company’s goal is to provide a state-of-the-art service in the field of data networks and computer security systems by utilizing their experience to analyze and understand their customers different requirements to deliver real and functional solutions.

NOTE 2 – LIQUIDITY

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At December 31, 2020, the Company had a members’ equity surplus and working capital surplus each of $3,761,230. For the year ended December 31, 2020, the Company had a gain from operations of $1,050,986 and positive cash flows from operating activities of $3,364,246. By 2022, we expect to grow with the opening of the LATAM market, taking into account that Arkavia will be the parent company for this purpose.

Based on its current cash resources and commitments, the Company believes it will be able to maintain its current planned development and corresponding level of expenditures for at least twelve months from the date of the issuance of these financial statements, although no assurance can be given that it will not need additional funds prior to such time.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for their integrity and objectivity.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses and disclosure of contingent liabilities at the date of the financial statements. The Company bases its estimates and assumptions on historical experience, known or expected trends and various other assumptions that it believes to be reasonable. As future events and their effects cannot be determined with precision, actual results could differ from these estimates, which may cause the Company’s future results to be affected.

The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of the financial statements. Significant estimates include the allowance for doubtful accounts.

F-9

Revenue

The Company accounts for revenue in accordance with ASC Topic 606, Revenue from Contracts with Customers., The reported results for the years ended December 31, 2020 and 2019 reflect the application of ASC Topic 606.

The Company evaluates the criteria outlined in ASC Topic 606, Principal Agent Considerations, in determining whether it is appropriate to record gross amount of product and services sales and related costs or the net amount earned as revenue. Generally, when the Company is primarily obligated in a transaction, has latitude in establishing prices and selecting suppliers, or has several but not all of these indicators, revenue is recorded at the gross amount. If the Company is not primarily obligated and amounts earned are determined using a fixed percentage, a fixed-payment schedule, or a combination of the two, the Company generally records the net amounts as revenue earned. The Company has determined that it acts as the principal in its revenue transactions with customers.

The Company’s revenues are primarily derived from service offerings. With respect to services, the Company provides Cybersecurity Operation Center, Consulting, and Managed Security Service Provider.

Revenue Streams

Arkavia has four revenue streams: CSOC (Cybersecurity Operation Center), Consulting, Delivery and Managed Security Service Provider (MSSP). CSOC is the area responsible for monitoring malicious activity in the IT environment of companies, this in order to have a professional team to alert us of this malicious activity. The company’s revenue comes from penetration testing, which involves examining the customer’s entire computing environment for vulnerabilities at all levels of the infrastructure, including the network, operating systems and common application services. Another of Arkavia’s revenue streams corresponds to the logical tailoring, physical implementation and support and maintenance of perimeter security platforms as well as specific areas within the client.

Performance Obligations

The transaction price of the Company’s contracts is allocated to each distinct performance obligation and is recognized as revenue when, or as, the performance obligation is satisfied at the customer. The Company has determined performance obligations for the following services:

●	CSOC: Management has determined that services provided for CSOC services contain a single performance obligation. The Company invoices the client and recognizes revenue upon delivery of the client’s evaluation and acceptance report.

●	Consulting: Management has determined that the services provided for penetration testing contain a single performance obligation. The Company invoices the customer and recognizes revenue upon delivery of the evaluation report.

●	Delivery: Management has determined that the purchase of products for a project should be invoiced upon delivery to the customer. The company invoices the client and recognizes revenue at the time of delivery of the product and or development of the implementation of the service provided and its final delivery report.

●	MSSP: Management has determined that the services provided for MSSP should be billed on a monthly basis, according to the agreed support and maintenance services. The company invoices the client and recognizes revenue at the time of delivery of the monthly service status report.

F-10

Practical Expedients

As part of ASC Topic 606, the Company has adopted several practical expedients including the following: (i) the Company has determined that it need not adjust the promised amount of consideration for the effects of a significant financing component since the Company expects, at contract inception, that the period between when the Company transfers a promised service to the customer and when the customer pays for that service will be one year or less and (ii) the Company recognizes any incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

Disaggregated Revenues

Revenue consists of the following by service offering for the fiscal year ended December 31, 2020

MSSP Sales	Sales Delivery Equipment	Sales Consulting	Sales Delivery Services	Sales Delivery Licenses	Other	Total
$2,458,722	$2,006,524	$162,281	$1,015,702	$3,502,110	$20,303	$9,165,642

Revenue consists of the following by service offering for the fiscal year ended December 31, 2019

MSSP Sales	Sales Delivery Equipment	Sales Consulting	Sales Delivery Services	Sales Delivery Licenses	Other	Total
$2,323,803	$3,685,651	$69,125	$956,291	$4,415,637	$95,749	$11,546,256

Contract Modifications

There were no contract modifications during the years ended December 31, 2020 and 2019. Contract modifications are not routine in the performance of the Company’s contracts.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at their outstanding unpaid principal balances, net of allowances for doubtful accounts. The Company periodically assesses its accounts and other receivables for collectability on a specific identification basis. The Company provides for allowances for doubtful receivables based on management’s estimate of uncollectible amounts considering age, collection history, and any other factors considered appropriate. Payments are generally due within 45 days of invoice. The Company writes off accounts receivable against the allowance for doubtful accounts when a balance is determined to be uncollectible. As of December 31, 2020 and 2019, the Company did not record an allowance for doubtful accounts.

Advertising and Marketing Costs

The company has not incurred any advertising and marketing expenses for the years 2021 and 2020.

Fair Value Measurements

As defined in ASC 820, Fair Value Measurement, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable. ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This fair value measurement framework applies at both initial and subsequent measurement.

Level 1:	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

F-11

Level 2:	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3:	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. The significant unobservable inputs used in the fair value measurement for nonrecurring fair value measurements of long-lived assets include pricing models, discounted cash flow methodologies and similar techniques.

Fair Value of Financial Instruments

The carrying value of cash, accounts receivable, and accounts payable approximate their fair values using Level 3 inputs, based on the short-term maturity of these instruments.

Income Taxes

Arkavia has provisioned a total of 185,000 for income tax as it is considered a company subject to first category tax according to Chilean tax regulations.

Recent Accounting Pronouncements

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). The standard requires all leases that have a term of over 12 months to be recognized on the balance sheet with the liability for lease payments and the corresponding right-of-use asset initially measured at the present value of amounts expected to be paid over the term. Recognition of the costs of these leases on the income statement will be dependent upon their classification as either an operating or a financing lease. Costs of an operating lease will continue to be recognized as a single operating expense on a straight-line basis over the lease term. Costs for a financing lease will be disaggregated and recognized as both an operating expense (for the amortization of the right-of-use asset) and interest expense (for interest on the lease liability). This standard is effective for the Company’s interim and annual periods beginning January 1, 2022. Management does not believe that adoption of ASU 2016 - 02 will have a material impact on the Company’s financial statements and related disclosures.

All other newly issued but not yet effective accounting pronouncements have been deemed to be not applicable or immaterial to the Company.

Note 4 – MEMBERS’ Equity

During the years ended December 31, 2020 and 2019, the Company distributed capital of $0 and $0, respectively.

F-12

NOTE 5 – COMMITMENTS AND CONTINGENCIES

Office and Rental Property Leases

The Company does not lease office space.

Legal Claims

There are no material pending legal proceedings in which the Company or any of its subsidiaries is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of its voting securities, or security holder is a party adverse to us or has a material interest adverse to the Company.

NOTE 6 – RELATED PARTY TRANSACTIONS

There are no related party transactions.

NOTE 7 – CONCENTRATION OF CREDIT RISK

Cash Deposits

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits.

Revenues

One client accounted for 18% of revenue for the year ended December 31, 2020.

One client accounted for 16% of revenue for the year ended December 31, 2019.

Accounts Receivable

Five clients accounted for 72% of the accounts receivable as of December 31, 2020, as set forth below:

Client A	30%
Client B	21%
Client C	7%
Client D	7%
Client E	7%

Four clients accounted for 80% of the accounts receivable as of December 31, 2019, as set forth below:

Client A	54%
Client B	15%
Client C	6%
Client D	5%

Accounts Payable

Two vendors accounted for 54% of the accounts payable as of December 31, 2020.

Vendor A	36%
Vendor B	19%

Two vendors accounted for 46% of the accounts payable for the year ended December 31, 2019, as set forth below:

Vendor A	25%
Vendor B	21%

NOTE 8 – SUBSEQUENT EVENTS

On December 1, 2021, the Company and its equity holders entered into a share purchase agreement with Cerberus Cyber Sentinel Corporation (“Cerberus”), a Delaware corporation. A a result of the transaction, the Company became a wholly-owned subsidiary of Cerberus.

F-13